SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2012

Date of Report (Date of earliest event reported)

Armada Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 2, 2012, Armada Oil, Inc. (the “Company”) entered into a Seismic and Farmout Option Contract (the “Farmout Contract”) with Anadarko E & P Company LP and Anadarko Land Corp. (collectively, “Anadarko”) (the Farmout Contract has an effective date of October 22, 2012), pursuant to which Anadarko granted the Company the right to a conduct 3D seismic on certain lands owned by Anadarko (the “Contract Acreage”). Within ten (10) days after the execution of the Farmout Contract, Anadarko will execute in favor of the Company a mineral permit (“Permit”) granting the Company the non-exclusive right until May 1, 2013, to enter upon and conduct the 3D Survey operations on and across the Contract Acreage. In the event the Company does not finish the 3D Survey on or before May 1, 2013, the Farmout Contract and the rights and options granted therein automatically terminates. In consideration of the Permit, the Company agreed to deliver to Anadarko, at the Company’s expense, a copy of the results of the data acquired in connection with the entire 3D survey the Company conducts. Additionally, the Company agreed to make a commitment to drill a test well at a location of its choice on the Contract Acreage on or before August 1, 2013.

If the Company (i) drills an Initial Test Well or Continuous Option Test Well capable of production in paying quantities to Initial Contract Depth or Option Contract Depth, respectively, (ii) Completes it as a producer, (iii) submits evidence thereof, and (iv) otherwise complies with and performs all other terms, covenants, and conditions of the Farmout Contract, all in the manner and time therein provided, then the Company shall earn and be entitled to receive from Anadarko, a Lease, effective 30 days from the date of the release of the rotary rig from the Test Well covering all of Anadarko’s Oil and Gas Estate in the respective drillsite section limited to those depths and formations lying between the surface of the earth and 100 feet below the total depth drilled (the “Earned Depth”). The Lease earned by the Company shall (i) be for a primary term of three (3) years; (ii) provide for a lessor’s royalty of twenty percent (20%), proportionately reduced in accordance with the interest leased (“Royalty”); (iii) be without warranty of title; and (iv) be subject to any gas sales, purchase, transportation or gathering contracts affecting the leased lands on the date of the Farmout Contract. A full copy of the Farmout Contract is attached as Exhibit 10.1 hereto.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibit is being furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference:

Number Description

10.1 Seismic and Farmout Option Contract dated October 22, 2012, between Anadarko E & P Company LP and Anadarko Land Corp. and Armada Oil, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 7, 2012.

Armada Oil, Inc.

By: /s/ James J. Cerna, Jr.

James J. Cerna, Jr.

President and Chief Executive Officer